EXHIBIT 1

                             JOINT FILING AGREEMENT

V. Investments Limited, V. Ships Inc., V. Ships Group Ltd., V. Holdings Limited, Greysea Limited, Close Securities Limited, Close Investment Partners Limited, Navalmar (UK) Limited, Bogazzi Fimpar SpA, and Enrico Bogazzi each hereby agrees, in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, that the Statement on Schedule 13D filed herewith relating to the common stock, par value $0.01 per share, of MC Shipping Inc., is, and will be, filed jointly on behalf of each such person.


                                          V. Investments Limited
Dated: May 14th, 2004


                                          By:    /s/ Tullio Biggi
                                             ------------------------------
                                          Name: Tullio Biggi
                                          Title: Director



                                          V. Ships Inc.
Dated: May 14th, 2004


                                          By:    /s/ Tullio Biggi
                                             ------------------------------
                                          Name: Tullio Biggi
                                          Title: Director



                                          V. Ships Group Ltd.
Dated: May 14th, 2004


                                          By:    /s/ Tullio Biggi
                                             ------------------------------
                                          Name: Tullio Biggi
                                          Title: Director



                                          V. Holdings Limited
Dated: May 14th, 2004


                                          By:    /s/ Tullio Biggi
                                             ------------------------------
                                          Name: Tullio Biggi
                                          Title: Director



                                          Greysea Limited
Dated: May 14th, 2004


                                          By:    /s/ Tullio Biggi
                                             ------------------------------
                                          Name: Tullio Biggi
                                          Title: Director

EXHIBIT 1



                                             Close Securities Limited
Dated: May 14th, 2004


                                             By:    /s/ Sarah Hale
                                                 -------------------------------
                                             Name: Sarah Hale
                                             Title: Company Secretary



                                             Close Investment Partners Limited
Dated: May 14th, 2004


                                             By:    /s/ Sarah Hale
                                                 -------------------------------
                                             Name: Sarah Hale
                                             Title: Company Secretary




                                             Navalmar (UK) Limited
Dated: May 14th, 2004


                                             By:    /s/ Michael Lloyd
                                                 -------------------------------
                                             Name: Michael Lloyd
                                             Title: Director


                                             Bogazzi Fimpar SpA
Dated: May 14th, 2004


                                             By:    /s/ Enrico Bogazzi
                                                 -------------------------------
                                             Name: Enrico Bogazzi
                                             Title: Director



Dated: May 14th, 2004

                                             By:    /s/ Enrico Bogazzi
                                                 -------------------------------
                                             Enrico Bogazzi